UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 24, 2006
                                                 ----------------



                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



             Iowa                     1-11917                42-1411715
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 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)         Identification No.)



5400 University Avenue, West Des Moines, Iowa                  50266
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (515) 225-5400
                                                   --------------

Item 7.01. Regulation FD Disclosure

On January 24, 2006, FBL Financial Group, Inc. issued a news release announcing its participation in the upcoming Citigroup Financial Services Conference. Comments made at this conference will include mention of FBL's earnings guidance. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1 News release dated January 24, 2006.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)


Date: January 24, 2006
      ----------------


/s/ James P. Brannen
--------------------
James P. Brannen
Vice President - Finance



EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
Exhibit 99.1             News release of the registrant dated January 24, 2006